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                                                                    Exhibit 10.4


                                    SDL, INC.
                        1995 EMPLOYEE STOCK PURCHASE PLAN

                 (AMENDED AND RESTATED AS OF FEBRUARY 18, 1997)


         The following constitute the provisions of the 1995 Employee Stock Purchase Plan of SDL, Inc.

         1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. DEFINITIONS.

                  (a) "Accrual Period" shall mean a period of approximately six months, commencing on April 10 and October 10 of each year and terminating on the last Trading Day immediately preceding the next following October 10 or April 10, respectively; provided, however, that the first Accrual Period shall commence on the Effective Date and shall end on the last Trading Day immediately preceding October 10, 1995.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Common Stock" shall mean the common stock of the Company.

                  (e) "Company" shall mean SDL, Inc., a Delaware corporation.

                  (f) "Compensation" shall mean an Employee's base salary plus shift differential and overtime from the Company or one or more Designated Subsidiaries, including such amounts of base salary, shift differential and overtime as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, (ii) to a plan qualified under Section 125 of the Code, or (iii) to any other qualified or non-qualified plan intended to defer the receipt of compensation. Compensation does not include bonuses, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, and welfare benefits.

                  (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

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                  (h) "Effective Date" shall mean March 15, 1995. However,
should any Designated Subsidiary become a Participating Company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

                  (i) "Employee" shall mean any individual who is engaged in the rendition of personal services to the Company or a Designated Subsidiary for Compensation. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contact, the employment relationship for purposes of the Plan will be deemed to have terminated on the 91st day of such leave.

                  (j) "Enrollment Date" shall mean the first day of each Purchase Period.

                  (k) "Exercise Date" shall mean the last day of each Accrual Period.

                  (l) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the average of the closing sales prices for such stock (or the closing bid, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) or system on the last three Trading Days prior to the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (2) If the Common Stock is quoted on the Nasdaq
system (but not on the National Market system thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average of the mean between the high and low asked prices for the Common Stock on the last three Trading Days prior to the day of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (3) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (m) "Participant" means an Employee of the Company or Designated Subsidiary who is actively participating in the Plan.

                  (n) "Plan" shall mean this Employee Stock Purchase Plan.

                  (o) "Plan Administrator" shall mean either the Board or a committee of the Board that is responsible for the administration of the Plan.

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                  (p) "Purchase Period" shall mean a purchase period established pursuant to Section 4 hereof.

                  (q) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (r) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (s) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (t) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

         3. ELIGIBILITY.

                  (a) GENERAL. Any Employee who is employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date.

                  (b) LIMITATIONS ON GRANT AND ACCRUAL. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

                  (c) OTHER LIMITS ON ELIGIBILITY. Notwithstanding Subsection
(a) above, the following Employees shall not be eligible to participate in the Plan for any relevant Purchase Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; and (iii) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

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         4. PURCHASE PERIODS.

                  (a) The Plan shall be implemented by overlapping Purchase Periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. Each Purchase Period shall be of such duration (which, except for the initial Purchase Period, shall not exceed twenty-four months per Purchase Period) as determined by the Plan Administrator prior to the commencement of the Purchase Period. The initial Purchase Period shall begin on the Effective Date and, except as provided herein, shall end on the Trading Day immediately preceding April 10, 1997. Subsequent Purchase Periods will commence on each succeeding April 10 or October 10 in each calendar year during which the Plan remains in existence.

                  (b) A Participant shall be granted a separate option for each Purchase Period in which he/she participates. The option shall be granted on the first Trading Day of the Purchase Period and shall be automatically exercised in successive semi-annual installments on the last day of each Accrual Period ending within the Purchase Period.

                  (c) An Employee may participate in only one Purchase Period at a time. Accordingly, except as provided in Section 4(d), an Employee who wishes to join a new Purchase Period must withdraw from the current Purchase Period in which he/she is participating and must also enroll in the new Purchase Period prior to the commencement date for that period.

                  (d) If on the first day of any Accrual Period in a Purchase Period in which an Employee is participating in the Plan, the Fair Market Value of the Company's Common Stock is less than the Fair Market Value of the Company's Common Stock on the first day of the first Accrual Period within the Purchase Period (after taking into account any adjustment during the Purchase Period pursuant to Section 18(a)), the Purchase Period shall be terminated automatically and the Employee shall be enrolled automatically in the new Purchase Period which has its first Accrual Period commencing on that date, provided the Employee is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

                  (e) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

         5. PARTICIPATION.

                  (a) An eligible Employee may become a Participant in the Plan by completing (i) a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan or (ii) a subscription agreement authorizing direct contributions to the Plan in the form of Exhibit B to this Plan and filing it with the Company's payroll office at least fifteen (15) business days prior to the Enrollment Date for the Purchase Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Purchase Period.

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                  (b) If elected, payroll deductions for a Participant shall commence with the first payroll following the Enrollment Date and shall end on the last complete payroll period during the Purchase Period, unless sooner terminated by the Participant as provided in Section 10.

         6. PAYROLL DEDUCTIONS.

                  (a) At the time a Participant files his/her subscription agreement, he/she may elect (i) to have payroll deductions made on each pay day during the Purchase Period in an amount not exceeding ten percent (10%) of the Compensation which he/she receives on each pay day during the Purchase Period or
(ii) to be authorized to contribute to his/her account an amount not exceeding ten percent (10%) of the aggregate Compensation which he/she receives during each Accrual Period of the Purchase Period.

                  (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan and will be withheld in whole percentages only. A Participant who elects payroll deductions may not make any additional payments into such account. If elected, a Participant's direct contributions will be authorized in whole percentages only and the full amount authorized must be deposited to his/her account at least fifteen (15) business days prior to each Exercise Date, unless a later time is established by the Board for all eligible Employees with respect to a given Purchase Period. A Participant's failure to make a timely account contribution will be deemed an election by the Participant to withdraw from the Plan under Section 10.

                  (c) A Participant may discontinue his/her participation in the Plan as provided in Section 10, or may decrease the rate of his/her payroll deductions or amount of direct contributions during the Purchase Period by completing or filing with the Company a new subscription agreement authorizing a decrease in payroll deduction rate or amount of direct contribution. The decrease in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. The decrease in amount of direct contributions will be effective for the Exercise Dates that occur following fifteen (15) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Participant may increase the rate of his/her payroll deductions or amount of direct contributions for a future Purchase Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate or amount of direct contributions within ten (10) business days (unless the Company elects to process a given change in participation more quickly) before the commencement of the upcoming Purchase Period. A Participant's subscription agreement shall remain in effect for successive Purchase Periods unless terminated as provided in Section 10. The Board shall be authorized to limit the number of participation rate or amount of direct contribution changes during any Purchase Period. A Participant may change his account contribution from payroll deduction to direct contribution or from direct contribution to payroll deduction by filing with the Company a new subscription agreement authorizing the change in account contribution method. The change in account contribution method will be effective with the first day of the next Accrual Period that occurs ten (10) or more business days after the

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Company's receipt of a new subscription agreement unless the Company elects to process a given change in participation more quickly.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions or authorized direct contributions may be decreased to 0% or $0 at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions or authorized direct contributions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions or authorized direct contributions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions or authorization to make direct contributions shall recommence at the rate or amount provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

         7. GRANT OF OPTION. On the first Trading Date of each Purchase Period, each eligible Employee participating in such Purchase Period shall be granted an option to purchase on each Exercise Date of such Purchase Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions or direct contributions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Purchase Period.

         8. EXERCISE OF OPTION. Unless a Participant withdraws from the Plan as provided in Section 10 below, his/her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions or direct contributions made to his/her account. No fractional shares will be purchased; any payroll deductions or authorized direct contributions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period, if the Participant elects to participate in the next Purchase Period, or returned to the Participant. Any amount remaining in a Participant's account following the purchase of shares on the Exercise Date which exceeds the cost of one full share of Common Stock on the Exercise Date shall be returned to the Participant and shall not be carried over to the next Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him/her.

         9. DELIVERY. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his/her option.

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         10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

                  (a) A Participant may withdraw all but not less than all the payroll deductions or direct contributions credited to his/her account and not yet used to exercise his/her option under the Plan at any time by giving written notice to the Company in the form of Exhibit C to this Plan. All of the Participant's payroll deductions or direct contributions credited to his/her account will be paid to such Participant promptly after receipt of notice of withdrawal, such Participant's option for the Purchase Period will be automatically terminated, and no further payroll deductions or direct contributions for the purchase of shares will be made or authorized during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume or direct contributions will not be accepted at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new subscription agreement.

                  (b) Upon a Participant's ceasing to be an Employee for any reason or upon termination of a Participant's employment relationship (as described in Section 2(i)), the payroll deductions or direct contributions credited to such Participant's account during the Purchase Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's option will be automatically terminated.

         11. INTEREST. No interest shall accrue on the payroll deductions or direct contributions of a Participant in the Plan.

         12. STOCK.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) A Participant will have no interest or voting right in shares covered by his/her option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

                  (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his/her spouse.

         13. ADMINISTRATION. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every

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finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         14. DESIGNATION OF BENEFICIARY.

                  (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the Participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. TRANSFERABILITY. Neither amounts credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Purchase Period in accordance with Section 10.

         16. USE OF FUNDS. All payroll deductions and direct contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions and direct contributions.

         17. REPORTS. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, direct contributions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION; OR MERGER OR ASSET SALE.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share of Common Stock

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covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

                  (b) CHANGE IN OWNERSHIP, DISSOLUTION OR LIQUIDATION. In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation, in which the Company will not be the surviving corporation (other than a reorganization effectuated primarily to change the state in which the Company is incorporated), or a reverse merger in which the Company is the surviving corporation but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the person or persons holding those securities immediately prior to the transfer, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Purchase Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Purchase Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his/her option has been changed to the New Exercise Date and that his/her option will be exercised automatically on the New Exercise Date, unless prior to such date he/she has withdrawn from the Purchase Period as provided in Section 10. For purposes of this Section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market

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value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

         19. AMENDMENT OR TERMINATION.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Purchase Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation or contributed directly by a Participant, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of

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law. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by shareholders of the Company as provided in Section 23.

         22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

         23. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

         24. NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Subsidiary, and it shall not be deemed to interfere in any way with the Company's or a Designated Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time.

         25. EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

         26. GOVERNING LAW. The law of the State of California will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

         27. EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT OF THE PLAN. The Plan was adopted initially by the Board on January 23, 1995 and approved by the shareholders on February 28, 1995. This amendment and restatement of the Plan adopted by the Board on February 18, 1997 shall be effective for Purchase Periods that commence on or after the Board's adoption of this amendment and restatement of the Plan.

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
                                    EXHIBIT A


                                    SDL, INC.
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                    SUBSCRIPTION AGREEMENT-PAYROLL DEDUCTION


___      Original Application                       Enrollment Date: _________
___      Change in Payroll Deduction Rate
___      Change of Beneficiary(ies)
___      Change in Method of Account Contribution


         1. I, ________________________, hereby elect to participate in the SDL, Inc. 1995 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

         2. I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (not to exceed 10%) during the Purchase Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

         3. I understand that the payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Purchase Period, any accumulated payroll deductions will be used to automatically exercise my option.

         4. I have received a copy of the complete "SDL, Inc. 1995 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

         5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of:

                            _________________________________

                            _________________________________

         6. I understand that if I dispose of any shares received by me pursuant to this Plan within 2 years after the Enrollment Date (the first day of the Purchase Period during which I purchased such shares) or within 1 year after the Exercise Date (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I HEREBY

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
AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. I also understand that the foregoing income tax consequences are based on current federal income tax law and that the Company is not responsible for advising me of any changes in the applicable tax rules.

         7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

         8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan.

NAME (Please print):    _______________________________________________________
                               (First)        (Middle)      (Last)

Relationship:           _______________________________________________________

Address:                _______________________________________________________
                        _______________________________________________________
                        _______________________________________________________


Employee's Social
Security Number:        _______________________________________________________

Employee's Address:     _______________________________________________________
                        _______________________________________________________
                        _______________________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PURCHASE PERIODS UNLESS TERMINATED BY ME.

Employee Signature:        ____________________________________________________

Dated:                     ____________________________________________________

Signature of spouse
if beneficiary is
other than spouse:         ____________________________________________________

Dated:                     ____________________________________________________

                                    EXHIBIT B


                                    SDL, INC.
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                   SUBSCRIPTION AGREEMENT-DIRECT CONTRIBUTION


___      Original Application                       Enrollment Date: _________
___      Change in Payroll Deduction Rate
___      Change of Beneficiary(ies)
___      Change in Method of Account Contribution

         1. I, ________________________, hereby elect to participate in the SDL, Inc. 1995 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

         2. I hereby elect to contribute to my account under the Employee Stock Purchase Plan in the amount of ____% of my aggregate Compensation paid to me during each Accrual Period (not to exceed 10%) of the Purchase Period in accordance with the Employee Stock Purchase Plan. I will contribute the above amount no later than fifteen (15) business days prior to each Exercise Date under the Employee Stock Purchase Plan. I acknowledge that the failure to make a timely account contribution in the full amount specified above will be deemed an election by me to withdraw from the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted).

         3. I understand that the amount of my contributions shall be applied for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Purchase Period, any contributions to my account will be used to automatically exercise my option. I understand that interest will not be paid on amounts contributed to my account under the Employee Stock Purchase Plan.

         4. I have received a copy of the complete "SDL, Inc. 1995 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

         5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of:

                            _________________________________

                            _________________________________

         6. I understand that if I dispose of any shares received by me pursuant to this Plan within 2 years after the Enrollment Date (the first day of the Purchase Period during which I purchased such shares) or within 1 year after the Exercise Date (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. I also understand that the foregoing income tax consequences are based on current federal income tax law and that the Company is not responsible for advising me of any changes in the applicable tax rules.

         7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

         8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan.

NAME (Please print):    _______________________________________________________
                               (First)        (Middle)      (Last)

Relationship:           _______________________________________________________

Address:                _______________________________________________________
                        _______________________________________________________
                        _______________________________________________________


Employee's Social
Security Number:        _______________________________________________________

Employee's Address:     _______________________________________________________
                        _______________________________________________________
                        _______________________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PURCHASE PERIODS UNLESS TERMINATED BY ME.

Employee Signature:        ____________________________________________________

Dated:                     ____________________________________________________

Signature of spouse
if beneficiary is
other than spouse:         ____________________________________________________

Dated:                     ____________________________________________________

                                 EXHIBIT C


                                    SDL, INC.
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT
                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Purchase Period of the SDL, Inc. 1995 Employee Stock Purchase Plan which began on _________________, 19___ (the "Enrollment Date"), hereby notifies the Company that he or she hereby withdraws from the Purchase Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the amounts credited to his or her account with respect to such Purchase Period. The undersigned understands and agrees that his or her option for such Purchase Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made and no contributions will be authorized for the purchase of shares in the current Purchase Period and the undersigned shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement.


Name and Address
of Participant:         _______________________________________________________

                        _______________________________________________________

                        _______________________________________________________


Signature:              _______________________________________________________

Date:                   _______________________________________________________



                                      C-1